Exhibit 32.1

Certification

Pursuant to Rule 13a-14(b) or

Rule 15d-14(b) and 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes‑Oxley Act of 2002

In connection with Colony Starwood Homes’ (the “Company”) Annual Report on Form 10-K for the period ended December 31, 2016 (the “Report”), I, Frederick C. Tuomi, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes‑Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as amended (15 U.S.C 78m or 78o(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2017	/s/ Frederick C. Tuomi Frederick C. Tuomi Chief Executive Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and for no other purpose.